Van Kampen Select Sector Municipal Trust
                       Item 77(o) 10F-3 Transactions
                     April 1, 2002 - October 31, 2002



  Security    Purcha  Offeri     Total     Amount     % of   % of   Brokers
 Purchased     se/      ng     Amount of     of     Offerin  Funds
              Trade    Price   Offering    Shares      g     Total
               Date     of                 Purchas  Purchas  Asset
                      Shares                 ed        ed      s
                                           By Fund  By Fund
              06/21/    100   140,050,000  2,000,0   1.428%  0.7%
                02                           00                       Paine
  New York                                                           Webber,
  Mortgage                                                             Bear
                                                                     Stearns,
                                                                       BNY
                                                                     Capital
                                                                     Markets,
                                                                     Banc of
                                                                     America,
                                                                    CIBC World
                                                                     Markets,
                                                                     Goldman
                                                                    Sachs, JP
                                                                     Morgan,
                                                                      Lehman
                                                                    Brothers,
                                                                     Merrill
                                                                      Lynch,
                                                                      Morgan
                                                                     Stanley,
                                                                     Raymond
                                                                      James,
                                                                    Roosevelt&
                                                                      Cross
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                     Wachovia
                                                                       Bank